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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




        Date of report (Date of earliest event reported)  June 19, 2002




                             Urban Outfitters, Inc.
                             ----------------------
               (Exact Name of Registrant as Specified in Charter)





            PENNSYLVANIA                    0-16999               23-2003332
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    (State or Other Jurisdiction         (Commission         (IRS Employer
    of Incorporation)                    File Number)        Identification No.)





 1809 Walnut Street, Philadelphia, Pennsylvania                     19103
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    (Address of principal executive offices)                      (Zip Code)





Registrant's telephone number, including area code:    (215) 564-2313
                                                    --------------------







                                       n/a
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          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 4.    CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

              On June 19, 2002, Urban Outfitters, Inc. (the "Company") dismissed Arthur Andersen LLP as the principal accountant for the Company and its subsidiaries. For neither of the past two years has the former principal accountant's reports on the Company's financial statements contained an adverse opinion or a disclaimer of opinion, nor has its opinion been qualified or modified as to uncertainty, audit scope or accounting principles. The Company's decision to dismiss its principal accountant was recommended by the Audit Committee of the Board of Directors of the Company and approved by the Board of Directors. During the Company's two most recent fiscal years (February 1, 2000 to January 31, 2001 and February 1, 2001 to January 31, 2002) and through June 19, 2002, there were no disagreements with the former accountant on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the former accountant, would have caused it to make reference to the subject matter of the disagreement in connection with its report on the financial statements.

              During the Company's two most recent fiscal years and through June 19, 2002, there have been no reportable events (as defined in Regulation S-K
Item 304(a)(1)(v)).

              The Company provided Arthur Andersen LLP with a copy of the foregoing disclosures. Attached as Exhibit 16.1 to this Form 8-K is a copy of Arthur Andersen LLP's letter dated June 20, 2002 stating that it has found no basis for disagreement with such statements.

              The Audit Committee and the Board of Directors are currently reviewing and evaluating proposals from independent accountants to audit the Company's financial statements for the fiscal year ending January 31, 2003.

ITEM 7.       FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
              EXHIBITS.

              List below the financial statements, pro forma financial information and exhibits, if any, filed as part of this report.

              (c)   Exhibits

                    Exhibit 16.1 - Letter, dated June 20, 2002, from Arthur Andersen LLP.


                                   SIGNATURES
                                   ----------

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.

                                    URBAN OUTFITTERS, INC.


                                    By:     /s/ Richard A. Hayne
                                          ----------------------
                                          Richard A. Hayne
                                          President

Dated: June 21, 2002